                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /_/      Preliminary Proxy Statement

       /_/      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       /_/      Definitive Proxy Statement

       /_/      Definitive Additional Materials

       /X/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                       RICHARD L. SCOTT INVESTMENTS, LLC
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                                 KARL L. MEYER
                               ROBERT F. WALTERS
                                 FRANK J. TANKI
                                WILLEM VAN RIJN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials:

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     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       -2-

          The Computer Horizons Full Value Committee (the "Committee"), together with the other participants named herein, is filing materials  contained in this
Schedule 14A with the Securities and Exchange  Commission  ("SEC") in connection with the  solicitation  of proxies to remove and replace the  existing  Board of
Directors of Computer  Horizons Corp.  (the  "Company") at a special  meeting of shareholders scheduled to be held on October 11, 2005.

          Item 1: On September  12, 2005,  the  Committee  issued the  following press release.

PRESS RELEASE

              THE COMPUTER HORIZONS FULL VALUE COMMITTEE ANNOUNCES
              RESCHEDULING OF SPECIAL MEETING OF COMPUTER HORIZONS
                        SHAREHOLDERS TO OCTOBER 11, 2005

    POSTPONEMENT ALLOWS SEC TO COMPLETE REVIEW OF PROXY MATERIALS AND ENABLES
                     SHAREHOLDERS TO MAKE INFORMED DECISION

New York, NY,  September 12, 2005 - The Computer  Horizons Full Value  Committee
(the "Committee")  today announced that the special meeting of Computer Horizons
Corp. (CHC) (NASDAQ:CHRZ)  shareholders  originally  scheduled for September 22,
2005 has been rescheduled to October 11, 2005. The meeting has been postponed to provide CHC shareholders  enough time to review proxy materials from the Company and  from  the  Committee  after  the SEC has  completed  its  review  of  those materials.  Without SEC cleared proxy  materials  and with the original  meeting date less than two weeks  away,  the  Company  and the  Committee  agreed to the
October 11, 2005 rescheduled date.

The record date for the meeting remains September 12, 2005.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

The Computer Horizons Full Value Committee (the "Committee"),  together with the other  Participants (as defined below),  has made a preliminary  filing with the
SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the  Company's  existing  Board of  Directors at a special meeting of  shareholders  scheduled to be held on October 11, 2005 (the "Special
Meeting").

THE  COMMITTEE  ADVISES  ALL  SHAREHOLDERS  OF THE  COMPANY  TO READ  THE  PROXY
STATEMENT  AND OTHER PROXY  MATERIALS  RELATING  TO THE SPECIAL  MEETING AS THEY
BECOME  AVAILABLE  BECAUSE  THEY  CONTAIN  IMPORTANT  INFORMATION.   SUCH  PROXY
MATERIALS   ARE   AVAILABLE   AT  NO   CHARGE   ON  THE   SEC'S   WEB   SITE  AT
HTTP://WWW.SEC.GOV.  IN ADDITION,  THE  PARTICIPANTS  IN THE  SOLICITATION  WILL
PROVIDE COPIES OF THE PROXY MATERIALS,  WITHOUT CHARGE,  UPON REQUEST.  REQUESTS
FOR COPIES SHOULD BE DIRECTED TO THE  PARTICIPANTS'  PROXY SOLICITOR,  MACKENZIE
PARTNERS,  INC.,  AT ITS  TOLL-FREE  NUMBER:  (800)  322-2885  OR BY E-MAIL  AT:
PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN THE PROXY  SOLICITATION  ARE  CRESCENDO  PARTNERS II L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT INVESTMENTS,  LLC, RICHARD L. SCOTT,  STEPHEN T. BRAUN,

KARL L.  MEYER,  ROBERT F.  WALTERS,  FRANK J.  TANKI,  WILLEM  VAN RIJN AND THE
COMPUTER  HORIZONS  FULL  VALUE  COMMITTEE  (THE  "PARTICIPANTS").   INFORMATION
REGARDING THE PARTICIPANTS  AND THEIR DIRECT OR INDIRECT  INTERESTS IS AVAILABLE
IN  THEIR  SCHEDULE  13D  JOINTLY  FILED  WITH  THE SEC ON  JULY  22,  2005,  AS
SUBSEQUENTLY AMENDED ON JULY 27, 2005, AUGUST 19, 2005 AND SEPTEMBER 2, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877